Aristotle Portfolio Optimization Moderate Conservative Fund
Schedule of Investments
as of June 30, 2024 (Unaudited)

AFFILIATED OPEN-END FUNDS - 68.9%	Shares	Value
Aristotle Core Equity Fund - Class I(a)	1,107,839	$15,133,079
Aristotle Core Income Fund - Class I(a)(b)	7,289,923	69,764,560
Aristotle Floating Rate Income Fund - Class I(a)	218,425	2,079,409
Aristotle Growth Equity Fund - Class I(a)	1,129,969	17,220,723
Aristotle High Yield Bond Fund - Class I(a)	1,361,367	12,442,892
Aristotle International Equity Fund - Class I(a)	1,506,406	16,525,277
Aristotle Short Duration Income Fund - Class I(a)	921,165	9,303,767
TOTAL AFFILIATED OPEN-END FUNDS (Cost $133,924,095)		142,469,707

EXCHANGE TRADED FUNDS - 30.9%	Shares	Value
iShares Russell 2000 Growth ETF	3,973	1,043,032
iShares Russell 2000 Value ETF	6,891	1,049,499
iShares TIPS Bond ETF	39,010	4,165,488
Vanguard Emerging Markets Government Bond ETF	98,341	6,186,632
Vanguard FTSE Emerging Markets ETF	95,441	4,176,498
Vanguard Mid-Cap Growth ETF	18,015	4,135,523
Vanguard Mid-Cap Value ETF	27,569	4,147,205
Vanguard Real Estate ETF	24,786	2,076,075
Vanguard Total Bond Market ETF	215,286	15,511,356
Vanguard Value ETF	133,926	21,483,070
TOTAL EXCHANGE TRADED FUNDS (Cost $59,473,437)		63,974,378

TOTAL INVESTMENTS - 99.8% (Cost $193,397,532)		$206,444,085
Other Assets in Excess of Liabilities - 0.2%		515,000
TOTAL NET ASSETS - 100.0%		$206,959,085

Percentages are stated as a percent of net assets.

(a)	Affiliated company as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.